Exhibit 10.14

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.

OMAGINE, INC.

Convertible Promissory Note Due November 4, 2011

$50,000.00	November 5, 2010

1.           Omagine, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Louis J. Lombardo (the “Lender”) the principal sum of Fifty Thousand Dollars ($50,000.00) on November 4, 2011 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from November 5, 2010 on the unpaid balance of such principal amount from time to time outstanding at the rate of ten percent (10%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note.

2.           Conversion. This Note shall be subject to conversion as set forth below:

(a)           General.

(i)           Optional Conversion.  The Lender shall have the right, at their option, to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of the Company’s $0.001 par value per share common stock, (“Common Stock”), at the conversion price of $2.50 per share (the “Conversion Price”) at any time prior to and including the Maturity Date. Upon such conversion, subject to the provisions of Section 2(c) below, the Lender shall be entitled to that number of shares of Common Stock determined by dividing (x) the then outstanding principal amount of this Note and accrued interest thereon by (y) the Conversion Price. In order to exercise this optional conversion privilege, the Lender shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice (a “Conversion Notice”) in form satisfactory to the Company that the Lender elects to convert the entire principal amount then outstanding of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued. No partial optional conversions of this Note for amounts less than the entire principal amount outstanding at the time of such conversion shall be permitted.

(ii)           Adjustment of Conversion Price. In case the Company shall:

(1)	declare a dividend of Common Stock on its Common Stock,

(2)	subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,

(3)	combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise,

then, the number of shares of Common Stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the Lender shall be entitled to receive upon a conversion of this Note the number of shares of Common Stock which such Lender would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.

Any adjustment made pursuant to this Section 2(a)(ii) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(ii), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the Lender, at such Lender’s address appearing in this Note, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.

(b)           Mechanics of Conversion.

(i)           When surrendered for conversion, this Note shall be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Lender or his duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered to the Lender a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note in accordance with the provisions hereof.

(ii)           Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the Lender to receive shares of Common Stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

(c)           Fractional Shares. No fractional shares of Common Stock shall be issuable upon conversion of this Note but, in lieu thereof, all such fractional shares, if any, shall be rounded up to the nearest whole share amount.

(d)           Securities Act of 1933. Upon conversion of this Note, the Lender may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

3.           Requirements for Transfer.

(a)           The shares of Common Stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

(b)           Each certificate representing the shares of Common Stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted shall bear a legend substantially in the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

(c)           This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.

4.           Prepayment of Principal. The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid at any time in whole or in part, without the consent of the Lender, subject to the right of the Lender to convert the outstanding principal and accrued interest in accordance with Section 2 hereof. Prior to making any payment hereunder, the Company shall give a written notice of its intention to do so (“Payment Notice”) to the Lender and the Lender shall have five (5) days after receipt by them of such Payment Notice to give a Conversion Notice to the Company. Absent receipt by the Company of such timely Conversion Notice, the Company may pay Lender the amount specified in such Payment Notice.

5.           Default. The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the Lender, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

(a)           If default shall be made in the payment on the Maturity Date of any portion of principal on this Note, or of any portion of interest on this Note, and if any such default shall remain un-remedied for ten (10) days; or

(b)           If the Company (i) makes a composition or an assignment for the benefit of creditors, (ii) applies for, consents to, acquiesces in, or files a petition seeking a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally (an “Insolvency Event”) or admits (by answer, default or otherwise) to an Insolvency Event or to the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or (c)If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain un-discharged or un-stayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or released from such attachment within sixty (60) days; or

(d)           If the Company shall fail to perform any covenant, condition or agreement under this Note; or

6.           Representations and Warranties. The Company represents and warrants to the Lender that:

(a)           the Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification;

(b)           the Company has the full corporate power and authority to execute and deliver this Note and to perform all of its obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;

(c)           this Note constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors;

(d)           the Company and YA Global Investments, LP (“YA”) are parties to a Stand-By Equity Distribution Agreement (“SEDA”) as generally described in the Company’s annual Report on Form 10-K attached hereto as Exhibit A and in order to assure the Lender that the Company will timely pay its obligations under this Note, the Company hereby represents and warrants to the Lender that, should it become necessary, the Company will take such actions and will do all things required in order to exercise its rights under the SEDA to sell Common Stock to YA in order to generate the cash necessary to pay this Note, and

(e)           the execution, delivery and performance by the Company of this Note do not (i) violate any provisions of the Company’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Company or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof.

7.           Representations and Warranties of the Holder.  The Lender hereby represents and warrants to the Company as follows:

(a)           The Lender is acquiring this Note and any shares that may be issuable upon conversion hereof, for their own account for investment purposes and not with a view to, or in connection with, any sale or distribution thereof, nor with any present intention of selling or distributing the same; and the Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(b)           The Lender has full power and authority to enter into and perform their obligations under this Note in accordance with its respective terms. The Lender has made detailed inquiry concerning the Company, its business and its personnel. The Lender has carefully reviewed the Company’s most recent filing on Form 10-K with the Securities & Exchange Commission (“SEC”) for the fiscal year ended December 31, 2009 (the “10-K”). The officers of the Company have provided the Lender the opportunity to ask questions and receive answers concerning the 10-K and the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the Lender. The Lender has adequate net worth and means of providing for their current needs and personal contingencies and the Lender is able to sustain a complete loss of their investment in the Company. The Lender’s overall commitment to investments which are not readily marketable is not disproportionate to their net worth and the Lender’s investment in this Note will not cause such overall commitment to become excessive.

(c)           The Lender is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.

(d)           the Company may take and act in accordance with the written instructions of the Lender with respect to any matter between the parties pursuant to this Note.

8.           General.

(a)           Successors and Assigns. This Note and the obligations and rights of the Company hereunder shall be binding upon and inure to the benefit of the Company, the Lender, and their respective heirs, successors and permitted assigns.

(b)           Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.

(c)           Changes. Changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the Lender.

(d)           Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

(e)           Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the Lender at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

If to the Lender: Louis J. Lombardo 449 Lighthouse Avenue Staten island, NY 10306	If to the Company: Omagine, Inc. The Empire State Building 350 Fifth Avenue Suite 1103 New York, NY 10118 Attention: President

 (f)           Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of New York, New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

(g)           No Rights as Stockholder. Until the conversion of this Note, the Lender shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

(h)           Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

(i)           Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(j)           Corporate Approvals. Upon receipt of a Conversion Notice pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly issue such number of shares of Common Stock as shall be necessary to give full effect to the conversion privileges of the Lender.

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered in its name as of November 5, 2010.

Omagine, Inc.

By:	/s/ Charles P. Kuczynski
Charles P. Kuczynski
Vice-President and Secretary

Exhibit A

Form 10-K – December 31, 2009